EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month April 1, 2006 to April 30, 2006

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2.	PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Diane Seroskie, Corporate Controller, Xybernaut Corp, 5175 Parkstone Drive,
Ste. 130, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 16

4.	Has there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes No X . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes      No _X     Not Applicable

The Company is currently working out a payment plan with the County of Fairfax, Virginia for the renewal of the business license.

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$94,678.31

Collected this Period	$0.00

Ending Balance	$94,678.31

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 137,867.80 31-60 Days: $ 35,449.26 Over 60 Days: $ 16,163.60

If there are post-petition accounts receivable over 60 days, provide a schedule giving a listing of such accounts and explain the delinquencies.

Customer Name	Amount	Comment
BBA Fiberweb	$440.00	Paid May 1, 2006.
Beijing Novog Technology	$5,779.90	Prompt payment has been requested.
Federal Express	$5,394.80	Paid May 10, 2006.
Federal Express	$3,020.00	Paid May 8, 2006.
Hilton Hotel	$911.00	Customer approved payment of
		invoice, payment forthcoming.
MSGI Security	$94.90	Short payment of invoice,
		insufficient funds on credit
		card, prompt payment has been
		requested.
Oilstop	$523.00	Paid May 9, 2006.

TOTAL Bal > 60 days	$16,163.60

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 128,672.16 31-60 Days: $ 0 Over 60 Days: $ 12,097.00

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Payee	Amount	Comment
Donlin,Recano & Co	$5,000.00	$5,000 in negotiation
James Ralabate	7,097.00	Disputed

TOTAL BAL>60 days	$12,097.00

9.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _X No . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

NOTE: Due to limited funding, the debtor has not been able to retain a tax accountant for preparation of both the 2004 and 2005 federal and state tax returns. The debtor expects little or no lax liability due to the large net operating loss carryforward and the net losses for both 2004 and 2005.

10.	ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes _X_ No If no, explain:

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes _X_, No If no, explain:

NOTE: Due to lack of review by independent auditors, the Company’s Balance Sheet and Income Statement may require adjustments in the future to conform with generally accepted accounting principles. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy law that is generally consistent, but not in full conformity, with generally accepted accounting principles.

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates

Auto & Truck	73256759	03/31/06 01/31/07

Liability	35392595	03/31/06 01/31/07

Workers Comp.	71714215	03/31/06 01/31/07

Excess/Umbrella Liability	79781303	03/31/06 01/31/07

Errors & Omissions	35392595	03/31/0601/31/07

Crime Policy	81586177	03/31/06 01/31/07

D&O	ELU09221406	04/14/0604/14/07

Excess D&O	43586D0206	04/14/06 04/14/07

International Coverage	353 925595	03/31/0601/31/07

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No _X     if yes, explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes  _X_   No      if no, explain:

14.	TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes     No _X     if yes, explain:

15.	PAYMENT TO SECURED CREDITORS during reporting period:

	Frequency of Payments
	per Contract (mo.	Amount of	Each
Creditor	Qtr)	Payment	Next Payment Due	Post-Petition Pmts. No Made
				No.	Amount

LC Capital Master Fund	No Scheduled Payments	$447,251.81 (3/24/06)		2	$747,251.81
		$300,000.00 (4/13/06)

East River Capital, LLC	Monthly fee & expenses	$6,565.78 (4/12/06)	1-May	1	$6,565.78
	Escrow Funding	$400,000.00 (3/25/06)		2	$600,000.00
	Escrow Funding	$200,000.00 (4/13/06)

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:

Professional	Service	Amount

	Equity Committee Member
Peter Niemi	– expense reimbursement	$5,192.38

Boardroom Specialist	Bankruptcy Specialist	$75,000.00

Connolly Bove Lodge & Hutz	Equity Committee Lawyers	$50,000.00

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $0

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:      May 25, 2006     DEBTOR-IN-POSSESSION

Signature:	/s/ Perry L. Nolen	Xybernaut Corporation

Name/Title:	Perry L. Nolen, CEO/President	5175 Parkstone Drive

Address:	5175 Parkstone Drive	Suite 130

	Suite 130	Chantilly, VA 20151

	Chantilly, VA 20151	703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending April 30, 2006

Total Disbursements from Operating Account	(See Note 1) $376,557.62

Total Disbursements from Payroll Account	(See Note 2) $171,558.39
Total Disbursements from Tax Escrow Account	(See Note 3) $0.00
Total Disbursements from any other Account	(See Note 4) $0.00
Grand Total Disbursements from all Accounts		$548,116.01

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, Debtor.	) )	Case No. 05-12801 RGM Chapter 11

MONTHLY OPERATING REPORT
BALANCE SHEET
(Business Debtor, Accrual Basis)
As of April 30, 2006

ASSETS

Current assets:
Cash	$32,640
Petty Cash	55
Restricted cash (ERC escrow)	600,000
Pre-petition accounts receivable	94,678
Post-petition accounts receivable	189,480
Less accounts receivable other and reserves	(502,281)
Inventory	1,868,982
Prepaid and other current assets	784,916
Due to / due from accounts less reserve	613,635
Due to / due from Xybernaut Solutions Inc.	(1,067,692)

Total current assets		$2,614,413

Fixed assets:
Property and equipment	$1,865,535
Less: accumulated depreciation	(1,762,562)

Total fixed assets		102,973

Other assets:
Investment in subsidiaries	$605,584
Patents, net	601,520
Trademarks, net	16,830
Other	165,464

Total other assets		1,389,398

TOTAL ASSETS		$4,106,784

LIABILITIES AND EQUITY

Post-Petition Liabilities:
Accounts payable	140,769
Accrued DIP loan payable	2,400,000
Accrued Premium on DIP loan payable	1,500,000
Deferred Product and Warranty Revenue	109,099
Accrued Professional fees	*4,109,872
Accrued Purchases	82,858
Salaries/Commissions Payable	166,112

Total Post-petition liabilities		$8,508,710

Pre-Petition Liabilities:
Priority Claims	105,810
Unsecured Debt	1,602,425
Accrued expenses	186,519

Total Pre-petition liabilities		1,894,754

Total liabilities		$10,403,464

Shareholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accum. other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings – Pre-petition	(10,953,998)
Current Retained Earnings – Post-petition	* (9,698,380)

Total shareholders’ equity		($6,296,680)

TOTAL LIABILITIES AND EQUITY		$4,106,784

*Accrued Professional Fees and Current Retained Earnings include approximately $506,885 in accrued professional fees for the first quarter of 2006 and $697,000 in accrued professional fees for the fourth quarter of 2005, all of which were not previously recorded.
*Retained Earnings include $1,200,000 of the premium under the East River Capital DIP Loan not previously recorded.  The premium was earned on March 24, 2006 upon funding of the East River Capital DIP Loan.

•

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, Debtor.	) ) )	Case No. 05-12801 RGM Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month April 1, 2006 to April 30, 2006
(All figures refer to post-petition transactions)

	Month	Year-to-date 2006
Revenue:
Hardware	$130,237	$418,688
Services	22,053	129,435

Total revenue	$152,290	$548,123
Cost of sales:
Beginning inventory	$2,473,672	$2,551,215
Purchase of inventory / transfers	38,057	235,680
Less ending inventory	(2,409,227)	(2,409,227)
Purchased goods and services	2,466	56,632

Total cost of sales	$104,968	$434,300

Gross profit	$47,322	$113,823

Operating expenses:
Officer’s salaries (gross)	$55,833	$219,167
Other employee salaries (gross)	116,571	512,402
Employee benefits (insurance, eb plan, taxes)	33,581	116,701
Depreciation & amortization	40,001	169,818
Corporate meetings / entertainment	577	3,684
Insurance	31,004	107,744
Interest (mortgage, loans, etc.)	—	4,554
Premium on DIP loan payable (ERC)	300,000	*1,500,000
Settlement (LC Fund DIP Loan)	300,000	300,000
Professional fees (attorney, accountant )	649,834	*2,443,819
Rent and leases	10,931	48,735
Repairs and maintenance	—	275
Supplies, dues & subscriptions	1,205	4,905
Taxes	—	199
Telephone	4,646	21,789
Travel	15,159	65,597
U.S. Trustee quarterly fee	—	3,750
Internet / website	1,665	9,622
Office expense	4,406	10,603
Postage	—
Printing	—	706
Public company expense	1,752	36,433
Equipment	6,649	20,114
Courier/overnight	507	3,279
Customer support	—	1,000
Office move	—	18,721

Total operating expenses	$1,574,321	$5,623,617

Net loss	($1,526,999)	*($5,509,794)

*Professional fees and year-to-date net loss includes approximately $506,885 in accrued professional fees for the first quarter of 2006 not previously recorded.
*Premium on DIP Loan payable (ERC) and year-to-date net loss includes $1,200,000 of the premium under the East River Capital DIP Loan not previously recorded.  The premium was earned on March 24, 2006 upon funding of the East River Capital DIP Loan.

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In re: Xybernaut Corporation Case Number: 05-12801

Cash Reconciliation Report

Calendar Month Ending: April 30, 2006

Beginning cash balance (A)	$313,106
Net loss	(1,526,999)
Non cash expenses
Depreciation & amortization	40,001

Cash from Operations		($1,173,892)
Other sources (uses of cash)
Decrease (Incr) — Accounts receivable	51,883
Decrease (Incr) — Accounts receivable pre-petition	—
Decrease (Incr) — Inventory	64,446
Decrease (Incr) — Fixed assets	2,819
Decrease (Incr) – DTDF (Intercompany)	89,680
Decrease (Incr) — Prepaid other current assets	(52,488)
Decrease (Incr) – Funds to escrow	(200,000)
Decrease (Incr) — Other assets	10,706
Increase (Decr) — Accounts payable	(96,590)
Increase (Decr) — Accrued expenses	4,168
Increase (Decr) — Purchase accrual	—
Increase (Decr) — Accrued professional fees	556,833
Increase (Decr) — Accrued DIP loan payable	500,000
Increase (Decr) — Accrued premium on DIP loan payable	300,000
Increase (Decr) — Accrued rent	—
Increase (Decr) — Accrued salaries	(8,034)
Increase (Decr) — Accrued sales taxes	—
Increase (Decr) — Deferred product & warranty revenue	(16,891)

Total Other Sources (uses) of Cash		$1,206,532

Ending Cash Balance		$32,640
Balance per Bank Statement		$90,812
Less Outstanding Checks		(58,172)
Add Deposits in Transit
Reconciled Bank Balance		$32,640

In re: Xybernaut Corporation Case Number: 05-12801

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: April 2006
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of April that occurred in	Payroll	Tax
the combined Operating/Payroll acct.	Account	Account

(A) Beginning Cash Balance (A)	—
Cash Receipts:	$171,558.39	—
Transfers from Operating Account	—	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—

(B) Total Cash Receipts (B)	—	—

	$171,558.39

(C) Cash Available (C= A+B)	$12,768.54
Cash Disbursements:	—
Gross Payroll for this period $155,637.82	$105,017.37

Employee Benefits paid	$11,727.94
Net Payroll Paid	—
Transfers to Tax Account	$11,727.94
Taxes deposited or paid during period	—	—
Employee’s share of FICA Tax	$22,682.13	—
Employer’s share of FICA Tax	—	—
Employee’s Federal Income Tax	$6,786.47	—
Employee’s State Income Tax	—	—
Unemployment Tax	$0.00	—
Unrecorded Bank Service Charges	—	—
Other: ____________________________	$848.00	—

(D) Total Disbursements (D)	$171,558.39	—

(E) Ending Cash Balance (E= C-D)	__$0__________	—

(F) Balance per Bank Statement (F)	__$0__________	—

(G) Less Outstanding Checks (G)	—	—

(H) Add Deposits in Transit	—	—

(I) Reconciled Bank Balance {I = (F-G) +H]	_ $0__________	—

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.